                                                                   EXHIBIT 10.30


          THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE OREGON SECURITIES LAW OR SECURITIES LAWS OF ANY OTHER STATE. THIS WARRANT MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE WARRANT UNDER APPLICABLE FEDERAL AND STATE LAWS, OR AN OPINION OF COUNSEL (IN A FORM AND FROM COUNSEL ACCEPTABLE TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.


                                G.I. JOE'S, INC.
                          COMMON STOCK PURCHASE WARRANT

                                                      ___ Shares of Common Stock
                                                      Issue Date: ______________
                                                    Expiration Date: [ten years]

          This Warrant evidences the right of David Orkney ("ORKNEY" or "Registered Owner"), to purchase from G.I. Joe's, Inc., an Oregon corporation (the "Company"), _______ shares of the Common Stock of the Company (the "Common Stock"), representing 5 percent of the outstanding stock of the Company, at the purchase price and during the period set forth below (including shares issuable upon the exercise or conversion of all options, warrants and convertible securities currently outstanding).

     1. General Terms.

          1.1 Purchase Price. The purchase price, subject to adjustment as set forth below, shall be 70 percent of the fair market value of the shares of Common Stock being purchased at the time of purchase. The fair market value of the Common Stock shall be as mutually agreed upon by the Company and Orkney. If the Company and Orkney are unable to agree upon the fair market value of the Common Stock within 30 days following Orkney's exercise of his right to purchase shares of the Common Stock, the fair market value shall be determined by an appraiser who is selected by Orkney and the Company. Such appraisal shall be completed no later than 60 days following the date of Orkney's notice of his election to purchase the shares of Common Stock. This Warrant shall expire ten years following the date of issuance. The purchase rights represented by this Warrant are exercisable at any time, at the option of the Registered Owner in whole, or in part from time to time; provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a share of Common Stock.

          1.2 Reservation of Shares. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the shares issuable upon the exercise of this Warrant.

          1.3 No Rights as a Shareholder. This Warrant shall not entitle the Registered Owner to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no dividends shall be payable or shall accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

          1.4 No Other Warrant Issuable. ORKNEY agrees that this Warrant is the only warrant that the Company is obligated to issue to ORKNEY, and any and all other warrants previously discussed between the Company and ORKNEY are encompassed within this Warrant.

     2. Dilution Protection. The number and class of shares for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as hereinafter provided:

          2.1 Changes in Number of Shares Outstanding. If the outstanding shares of the Company's Common Stock are divided into a greater number of shares, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately increased and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares purchasable upon the exercise of this Warrant shall be proportionately reduced.

          2.2 Other Changes to Capital Stock. In the event of the grant or issuance by the Company of any additional options, warrants or convertible securities, any change in the Company's capital stock through issuance of additional shares of any class (other than shares issuable upon the exercise or conversion of outstanding options, warrants, or other convertible securities which will already have been included in the number of shares purchasable under this Warrant), merger, consolidation, reclassification, reorganization, partial or complete liquidation or other change in the capital structure of the Company, including, but not limited to, any change in the Company's capital stock, then, as a condition of the grant, issuance, merger, consolidation, reclassification, reorganization, recapitalization or other change in the capital structure of the Company, lawful and adequate provision shall be made so that the Registered Owner will have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately prior to such grant, issuance, merger, consolidation, reclassification, reorganization, recapitalization or other change in the capital structure, the Registered Owner had held the number of shares obtainable upon the exercise of this Warrant. In any such case, appropriate adjustment also shall be made in the applications of the provisions set forth herein with respect to the rights and interest thereafter of the Registered Owner, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

          2.3 Certificate of Change. Whenever an event occurs requiring any adjustment to be made pursuant to Section 2.1 or 2.2, the Company shall promptly file with its Secretary at its principal office and with its stock transfer agent, if any, a certificate of its President, Chief Executive Officer, Chief Financial Officer or Secretary specifying such adjustment, setting forth in reasonable detail the acts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment. Such certificate shall be made available at all reasonable times for inspection by the Registered Owner. Promptly after each such adjustment, the Company shall provide a copy of such certificate by first class mail, postage prepaid, to the Registered Owner.

          2.4 Maintenance of 5 Percent Equity Interest. The increases and reductions provided for in this Section 2 shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company (or of any entity into which the Company merges or is otherwise combined) obtainable on exercise of this Warrant nor the price payable for such percentage shall be affected by any event described in this Section 2, and that the Registered Owner shall be entitled to acquire 5 percent of the issued and outstanding capital stock of the Company (or such other entity), including shares issuable upon exercise or conversion of all options, warrants and other convertible securities outstanding at the time this warrant is exercised.

     3. Mechanics of Exercise.

          3.1 Requirements of Exercise. In order to exercise this Warrant, the Registered Owner shall surrender it to the Company's principal office accompanied by (a) written notice of exercise as to all or any portion of the shares subject to exercise and (b) funds in the amount of the appropriate purchase price. Such notice shall also state, if different from the Registered Owner, the name or names in which the stock certificate shall be issued. As promptly as practicable after the receipt of such notice and the surrender of this Warrant, the Company shall issue and shall deliver to the Registered Owner a certificate or certificates for the number of full shares of stock issuable upon exercise of this Warrant (or the specified portion thereof). No fractional shares shall be issued, but instead shall be forfeited. The exercise of this Warrant shall be effective immediately upon receipt by the Company of this Warrant, the notice of exercise, and the payment of the exercise price. At such date, the Registered Owner's rights as to the portion of this Warrant exercised shall cease and the person in whose name the certificate or certificates for shares of Common Stock are to be issued shall be deemed to have become the owner of record of the shares represented thereby.

          3.2 Partial Exercise. In the case of exercise of a portion of this Warrant, the Company shall execute and deliver to the Registered Owner thereof, at the expense of the Company, a new Warrant of like tenor and date for the unexercised portion of this Warrant.

          3.3 Notice of Changes to Capital Stock. In case any voluntary or involuntary dissolution, liquidation or winding up of the Company or merger or consolidation or similar transaction in which the Company will not be the surviving entity shall at any time be proposed, the Company shall give at least 15 days' prior written notice thereof to the Registered Owner stating the date on which such event is to take place and, in the event of a dissolution, liquidation or winding up of the Company or merger, consolidation or similar transaction in which the Company will not be the surviving entity, the date (which shall be at least 30 days after the giving of such notice) as of which the registered owner of the Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such event. In the event that any such dissolution, liquidation or winding up shall actually take place, this Warrant and all rights with respect hereto shall terminate on the date specified in such notice on which such event is to take place. Notices pursuant to this paragraph shall be given by first-class mail, postage prepaid, addressed to the Registered Owner at the address specified below or such other address as the Registered Owner shall advise the Company in writing.

     4. Covenants of the Company. For so long as the Warrant remains outstanding and is held by ORKNEY, the Company makes the following covenants:

          4.1 Financial Statements. The Company will furnish to ORKNEY the Company's internally prepared annual and quarterly financial statements as soon as practicable after the statements are available.

          4.2 Notice of Meetings. The Company will give ORKNEY notice of all meetings of the Board of Directors and shareholders of the Company and permit a representative of ORKNEY to attend all such meetings. The Chairman of the Board or President of the Company may, in either's sole discretion, exclude the representative from portions of meetings of the Board of Directors at which confidential matters are discussed.

          4.3 Termination of Covenants. The Company's covenants in this Section 4 shall automatically terminate upon the consummation of the Company's sale of Common Stock pursuant to a firm commitment underwritten public offering of its securities to the general public or when the Company first becomes subject to the periodic reporting requirements of Section 2(g) or 15(d) of the Securities Act of 1934 (the "1934 Act"), whichever event shall first occur.

     5. Registration Rights.

          5.1 Definition of Certain Terms. The following terms shall have the following meanings in this Section 5:

               5.1.1 "Act" shall mean the Securities Act of 1933, as amendment.

               5.1.2 "Commission" shall mean the Securities and Exchange Commission.

               5.1.3 "Holder" means any person owning or having the right to acquire Registrable Securities.

               5.1.4 "Register," "registered," and "registration" shall mean a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement.

               5.1.5 "Registrable Securities" shall mean (i) the Common Stock issuable upon conversion of this Warrant and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Securities, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under Section 5 are not assigned.

               5.1.6 "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 5 of this Warrant, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses.

               5.1.7 "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities of a Holder and all fees and disbursements of counsel for such Holder.

          5.2 Company Registrations.

               5.2.1 If at any time the Company determines to register any of its capital stock for sale to the general public solely for cash on a form that would also permit sale of the Registrable Securities, either for its own account or the account of a security holder or holders exercising demand registration rights, the Company will (i) promptly give to each Holder written notice thereof and (ii) use its best efforts to include in such registrations and in any related underwriting all Registrable Securities specified in a written request by any Holder (which request shall state the intended method of distribution of the Registrable Securities), received by the Company within 15 days after receipt of such written notice from the Company by any Holder, except as set forth in Section 5.2.2 below.

               5.2.2 If the registration of which the Company gives notice under this Section 5.2 is for a registered public offering involving an underwriting, the Company will so advise the Holders as a part of the written notice given such Holders pursuant to Section 5.2.1. In such event the right of any Holder to registration pursuant to this Section 5 will be conditioned on such Holder's participation in such underwriting and the inclusion of such Holder's shares in the underwriting to the extent provided herein. All Holders proposing to distribute shares through such underwriting will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the underwriter of the offering determines that marketing factors require a limitation on the number of shares to be sold for the account of security holders, the Company may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. If less than all Registrable Securities for which registration is sought are to be included in the registration and underwriting, the number of Registrable Securities included will be reduced pro rata among the Holders requesting registration based on the number of Registrable Securities of such Holders for which registration is sought.

          5.3 Limits on Registrations. Notwithstanding any other provision of this Section 5, the Company shall not be obligated to register any Registrable Securities if it furnishes the Holder thereof a written opinion of counsel to the Company that such Holder will be able to sell all the Registrable Securities that such

Holder in good faith wishes to sell in a three-month period pursuant to Rule 144 (or a comparable successor rule adopted by the Commission).

          5.4 Indemnification.

               5.4.1 The Company will indemnify each Holder distributing shares pursuant to an underwriting provided for in Section 5.2, any officers, directors, or partners of the Holder, if the Holder is an entity, and any person controlling a Holder, to the extent shares of such Holder have been registered, qualified, or for which compliance has been effected pursuant to this Section 5, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages, and liabilities or actions in respect thereof arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any prospectus, offering circular or other document, including any related registration statement, notification, or the like, incident to any such registration, qualification or compliance, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder, each of its officers, directors, or partners, as the case may be, and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred by each such person so indemnified in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based on written information furnished to the Company by such Holder or underwriter specifically for use in the prospectus or offering circular.

               5.4.2 Each Holder whose shares are included in the securities for which any such registration, qualification or compliance is being effected will indemnify to the extent permitted by law the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act, and each other shareholder whose shares are included in such registration, and each of such other shareholder's officers and directors and each person controlling such other shareholder, against all claims, losses, damages, and liabilities or actions in respect thereof arising out of or based on any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such shareholder, and such directors, officers, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred by such persons in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance on and in conformity with written information furnished to the Company by the Holder furnishing the same specifically for use therein; provided, however, that the obligations of any indemnifying Holder hereunder will be limited to an amount equal to the proceeds to such Holder from the sale of such Holder's shares in such registration.

               5.4.3 Each party entitled to indemnification under this Section
5.4 (the "Indemnified Party") will give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who will conduct the defense of such claim or litigation, is approved by the Indemnified Party (whose approval will not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that, if the Indemnified Party is advised by its counsel that there may be differing defenses, expenses of counsel will be paid by the Indemnifying Party, and, provided further, that the failure of any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its obligations under this Section 5.4. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          5.5 Expenses.

               5.5.1 All Registration Expenses incurred in connection with a registration pursuant to Section 5.2 will be borne by the Company.

               5.5.2 All Selling Expenses will be borne by the Holder or Holders of the securities so registered apportioned on a pro rata basis.

               5.5.3 Notwithstanding any other provision of this Section 5.5, the provisions of this Section 5.5 shall be deemed amended to incorporate and comply with the provisions of any applicable state securities laws, regulations, and administrative policies, and the rules of the National Association of Securities Dealers, Inc. and stock exchanges upon which the Registrable Securities are or will be eligible for listing.

          5.6 Procedures. Whenever required under Section 5.2 to use its best efforts to effect the registration of any of the Registrable Securities, the Company will, as expeditiously as reasonably possible: (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement; (c) furnish to each Holder with respect to whom Registrable Securities are included in such registration statement such numbers of copies of a prospectus, including a preliminary prospectus, and such other documents as the Holder reasonably may require to facilitate the disposition of such Registrable Securities; and (d) use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as reasonably are appropriate for the distribution of the securities covered by such registration statement; provided, however, that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such state or jurisdiction unless the Company is already subject to service in such jurisdiction; and, provided further, that in connection with any proposed registration, the Company will in no event be obligated to cause any such registration to remain effective for more than 90 days.

          5.7 Information from Holders. Each Holder whose shares are included in any registration under Section 5.2 of this Agreement will furnish in writing to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as may be required in connection with registration, qualification or compliance referred to in Section 5.2.

          5.8 Assignment. Subject to compliance with the restrictions on transfer of this Warrant, the Registered Owner's registration rights under
Section 5 may be assigned by the Registered Owner to a transferee or assignee of the shares if the Company is given written notice of the transfer, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned; provided, however, that such assignment will be effective only if immediately following such assignment the transferee or assignee holds at least 50 percent of the Registrable Securities.

          5.9 Stand-Off Agreement. No Holder who participates in the registration, if so requested by the Company and an underwriter of securities of the Company, will sell or otherwise transfer or dispose of any other securities of the

Company held by such Holder other than pursuant to the registration statement during the 180-day period following and including the effective date of a registration statement; provided, however, that such Holder's agreement in this
Section 5.9 will only apply if all officers and directors of the Company enter into similar agreements in writing in a form satisfactory to the Company and such underwriter covering shares of Common Stock owned by such officers and directors. The Company may impose stop transfer instructions with respect to the securities subject to the restriction in this Section 5.9 until the end of the 180-day period.

     6. Restriction on Transfer. This Warrant may not be sold, transferred, pledged, or hypothecated without the consent of the Company, which consent shall not unreasonably be withheld. Prior to any transfer, the proposed transferee must agree in writing to comply with the terms of this Warrant, and the transfer must comply with applicable federal and state securities laws. Until such time as the Company shall have received written notification of a change in the identity of the Registered Owner, accompanied by such supporting documentation as the Company may require, the Company may treat the Registered Owner named above as the absolute Registered Owner of this Warrant for all purposes.

     7. Legend on Stock Certificates. At the time of the exercise of this Warrant (or any portion thereof), a certificate or certificates representing the shares of Common Stock (or other securities) issuable upon the exercise shall bear substantially the following legend, if counsel to the Company deems it appropriate, plus additional legends as may be required under applicable state and federal securities laws:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE OREGON SECURITIES LAW OR SECURITIES LAWS OF ANY OTHER STATE. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE FEDERAL AND STATE LAWS, OR AN OPINION OF COUNSEL (IN A FORM AND FROM COUNSEL ACCEPTABLE TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

     8. Amendment. This Warrant may be amended with the written consent of the Company and the Registered Owner. If this Warrant or the shares issued upon exercise of this Warrant have been validly transferred by the Registered Owner, an amendment to this Warrant may be approved by the Company and the holders of a majority of the aggregate shares issued and issuable upon the exercise of this Warrant.

     9. Conversion to Parent Company Shares. In the event that the undersigned Joe's Holdings, Inc. ("Parent"), an Oregon Company which owns all of the issued and outstanding Common Stock of the Company, at any time determines to register any of its capital stock for sale to the general public as described Section
5.2.1 above, then the Registered Holder shall have the right to convert the shares of capital stock of the Company which it has previously purchased pursuant to this Warrant and the number of shares of the capital stock of the Company which remain subject to this Warrant to shares of the Capital stock of Parent equal to 5 percent of the capital stock of Parent outstanding at the time of the conversion, including shares issuable upon exercise or conversion of all options, warrants and convertible securities then outstanding, and thereafter all of the terms of this Warrant shall apply to Parent. This provision shall be binding on Parent and its successors and assigns.

     By order of and upon authority from the Board of Directors of G.I. Joe's,
Inc.:

                                       G.I JOE'S, INC.


                                       By NORM DANIELS
                                          --------------------------------------
                                          Norm Daniels
                                          President

     Agreed to with respect to Section 9:

                                       JOE'S HOLDINGS, INC.


                                       By /s/
                                          --------------------------------------
                                       Title
                                             -----------------------------------


Address of Registered Owner:

              David Orkney
              2562 S.W. Buckingham
              Portland, Oregon 97201